Exhibit 10.12

EXHIBIT B

THIRD AMENDMENT

OF THE

SKY FINANCIAL GROUP, INC. PROFIT SHARING, 401(K) AND ESOP PLAN

(As Amended and Restated Effective January 1, 2004)

WHEREAS, Sky Financial Group, Inc. (the “Company”) maintains the Sky Financial Group, Inc. Profit Sharing, 401(k) and ESOP Plan (the “Plan”); and

WHEREAS, the Company has delegated authority to amend the Plan to the Sky Financial Group, Inc. Benefit Plans Committee (the “Committee”), and the Committee has determined that amendment of the Plan is necessary and desirable.

NOW, THEREFORE, pursuant to the power reserved to the Company by Section 10.01 of the Plan, and by virtue of the authority delegated to the Committee, the Plan, as previously amended, is hereby further amended, effective as of January 1, 2005, in the following particulars:

1. By adding the following sentence to Section 1.23 of the Plan:

“Effective January 1, 2005, the term ‘M&E Participant’ means either a (i) Participant for whom an amount was transferred from the Meyer & Eckenrode Insurance Group, Inc. 401(k) Profit Sharing Plan, or (ii) a former participant in the Meyer & Eckenrode Insurance Group, Inc. 401(k) Profit Sharing Plan who is entitled to a restoration of his or her Accounts upon reemployment.”

2. By substituting the following for Section 13.13 of the Plan, in its entirety:

“13.13 Merger of Second Bank Plan Accounts Effective January 1, 2005. Prior to January 1, 2005, the Company (as a result of its acquisition of Second Bancorp Incorporated (‘SBI’), effective July 1, 2004) maintained the Second Bancorp Incorporated 401(k) Plan (the ‘SBI Plan’). Effective January 1, 2005, the SBI Plan is merged into, and amended and restated in the form of, this Plan.

An Employee who was an employee of SBI or any corporation that was affiliated with SBI immediately prior to acquisition by the Company and/or a participant in the SBI Plan is eligible to participate in the Plan beginning January 1, 2005, if the Employee meets the requirements of Section 2.01. Notwithstanding the foregoing or the provisions of Section 2.01, no Employees of Stouffer-Herzog Insurance Agency, Inc. will be eligible to receive Profit Sharing Contributions provided for under Section 3.04 of the Plan.

Amounts transferred from the SBI Plan pursuant to this Section from a Participant’s account that were attributable to ‘Elective Deferrals’ under the SBI Plan shall be held and invested in the Participant’s 401(k) Contributions Account under this Plan, according to the Participant’s investment elections. Amounts transferred from the SBI Plan that were attributable to ‘Matching Contributions’ under the SBI Plan shall be held and invested in the Participant’s Matching Contributions Account under this Plan. Amounts transferred from the SBI Plan that were attributable to ‘Rollover Contributions’ under the SBI Plan shall be held and invested in the Participant’s Rollover Contributions Account under this Plan. Amounts transferred from the SBI Plan that were attributable to ‘Transfer Contributions’ under the SBI Plan shall be held and invested in the Participant’s Prior Plan Account under this Plan.

A Participant for whom amounts are transferred under this Section 13.13 will always have a nonforfeitable interest in the amounts transferred from the SBI Plan.

‘Years of Service’ credited under the SBI Plan will count as Years of Service for all purposes under this Plan.”

3. By adding the following new Section 13.14 to the Plan:

“13.14 Merger of M&E Plan Accounts Effective January 1, 2005. Prior to January 1, 2005, the Company (as a result its acquisition of Meyer & Eckenrode Insurance Group, Inc. (‘M&E’) effective July 13, 2000) maintained the Meyer & Eckenrode Insurance Group, Inc. 401(k) Plan (the ‘M&E Plan’). Effective January 1, 2005, the M&E Plan is merged into, and amended and restated in the form of, this Plan.

An Employee who was an employee of M&E or any corporation that was affiliated with M&E prior to acquisition by the Company and/or a participant in the M&E Plan is eligible to participate in the Plan beginning January 1, 2005, if the Employee meets the requirements of Section 2.01. Notwithstanding the foregoing or the provisions of Section 2.01, no Employees of Meyer & Eckenrode Insurance Group, Inc. will be eligible to receive Profit Sharing Contributions provided for under Section 3.04 of the Plan.

Amounts transferred from the M&E Plan pursuant to this Section from a Participant’s account that were attributable to ‘Elective Deferrals’ under the M&E Plan shall be held and invested in the Participant’s 401(k) Contributions Account under this Plan, according to the Participant’s investment elections. Amounts transferred from the M&E Plan that were attributable to ‘Employer matching contributions’ under the M&E Plan shall be held and invested in the Participant’s Matching Contributions Account under this Plan. Amounts transferred from the M&E Plan that were attributable to ‘Employer Non-Elective Contributions’ under the M&E Plan shall be held and invested in the Participant’s Profit Sharing Contributions Account under this Plan. Amounts transferred from the M&E Plan that were attributable to ‘rollovers’ under the M&E Plan shall be held and invested in the Participant’s Rollover Contributions Account under this Plan. Amounts transferred from the M&E Plan that were attributable to ‘transfers’ under the M&E Plan shall be held and invested in the Participant’s Prior Plan Account under this Plan.

A Participant for whom amounts are transferred under this Section 13.14 will always have a nonforfeitable interest in the amounts transferred from the M&E Plan.

‘Years of Service’ credited under the M&E Plan will count as Years of Service for all purposes under this Plan.

Notwithstanding the provisions of Section 6.02 of the Plan, the provisions of Section 6.03(a) through 6.03(c) shall apply exclusively to all distributions to M&E Participants scheduled to commence prior to the 90th day after the M&E Participant has been furnished a summary of Section 6.02 that satisfies the requirements of 29 C.F.R. Section 2520.104(b)-3; provided, however, that the distribution option under Section 6.03(b)(ii) shall not be available to M&E Participants. After such summary has been furnished, the provisions of Section 6.02 shall apply exclusively to all distributions to M&E Participants.”

4. By adding the following new Section 13.15 of the Plan:

“13.15 Merger of EOB Plan Accounts Effective January 1, 2005. Prior to January 1, 2005, the Company (as a result of the merger of E.O.B., Inc. with and into the Company effective April 1, 2004) maintained the E.O.B., Inc. 401(k) Plan (the ‘EOB Plan’). Effective January 1, 2005, the EOB Plan is merged into, and amended and restated in the form of, this Plan.

An Employee who was an employee of E.O.B., Inc. and/or a participant in the EOB Plan is eligible to participate in the Plan beginning January 1, 2005, if the Employee meets the requirements of Section 2.01. Notwithstanding the foregoing or the provisions of Section 2.01, no Employees of E.O.B., Inc will be eligible to receive Profit Sharing Contributions provided for under Section 3.04 of the Plan.

Amounts transferred from the EOB Plan pursuant to this Section from a Participant’s account that were attributable to ‘elective deferrals’ under the EOB Plan shall be held and invested in the Participant’s 401(k) Contributions Account under this Plan, according to the Participant’s investment elections. Amounts transferred from the EOB Plan that were attributable to ‘Employer matching contributions’ under the EOB Plan shall be held and invested in the Participant’s Matching Contributions Account under this Plan. Amounts transferred from the EOB Plan that were attributable to ‘Employer non-elective contributions’ under the EOB Plan shall be held and invested in the Participant’s Profit Sharing Contributions Account under this Plan. Amounts transferred from the EOB Plan that were attributable to ‘rollover contributions’ under the EOB Plan shall be held and invested in the Participant’s Rollover Contributions Account under this Plan.

A Participant for whom amounts are transferred under this Section 13.15 will always have a nonforfeitable interest in the amounts transferred from the EOB Plan.

‘Years of Service’ credited under the EOB Plan will count as Years of Service for all purposes under this Plan.”

5. By adding the following new Section 13.16 to the Plan:

“13.16 Merger of Prospect Bank Plan Accounts Effective as of January 1, 2005. Prior to January 1, 2005, the Company (as a result of the Company’s acquisition of Prospect Bancshares, Inc. on or about November 30, 2004) maintained the Prospect Bank 401(k) Plan (the ‘Prospect Bank Plan’). Effective as of January 1, 2005, the Prospect Bank Plan is merged into, and amended and restated in the form of, this Plan. An Employee who was an employee of Prospect Bank and/or a participant in the Prospect Bank Plan is eligible to participate in the Plan beginning January 1, 2005, if the Employee meets the requirements of Section 2.01.

Amounts transferred from the Prospect Bank Plan pursuant to this Section from a Participant’s account that were attributable to ‘Elective Contributions’ under the Prospect Bank Plan shall be held and invested in the Participant’s 401(k) Contributions Account under this Plan, according to the Participant’s investment elections. Amounts transferred from the Prospect Bank Plan that were attributable to ‘matching contributions’ under the Prospect Bank Plan shall be held and invested in the Participant’s Matching Contributions Account under this Plan. Amounts transferred from the Prospect Bank Plan that were attributable to ‘discretionary profit sharing contributions’ under the Prospect Bank Plan shall be held and invested in the Participant’s Profit Sharing Contributions Account under this Plan. Amounts transferred from the Prospect Bank Plan that were attributable to ‘rollovers’ under the Prospect Bank Plan shall be held and invested in the Participant’s Rollover Contributions Account under this Plan. Amounts transferred from the Prospect Bank Plan that were attributable to ‘transfers’ under the Prospect Bank Plan shall be held and invested in the Participant’s Prior Plan Account under this Plan.

A Participant for whom amounts are transferred under this Section 13.16 will always have a nonforfeitable interest in the amounts transferred from the Prospect Bank Plan.

‘Years of Service’ credited under the Prospect Bank Plan will count as Years of Service for all purposes under this Plan.”

6. By adding the following new paragraph (j) of Section 14.01 of the Plan, effective January 1, 2005:

“(j) For each M&E Participant, if the value of the Participant’s vested Accounts subject to security for a loan is in excess of $5,000, then in the 90-day period ending on the date on which the loan is secured, the Participant’s spouse, if any, must consent to the loan. If the spouse does not give consent, then such Participant shall not be eligible for a loan. Notwithstanding the foregoing, the spouse’s consent is not required for any loan that is scheduled to be disbursed on or after the 90th day after the Participant has been furnished a summary of Section 6.02 that satisfies the requirements of 29 C.F.R. Section 2520.104(b)-3.”

7. By adding the following new paragraph (c) of Section 14.02 of the Plan, effective January 1, 2005:

“(c) For each M&E Participant, hardship distributions are subject to the spousal consent requirements contained in Code Sections 401(a)(11) and 417. Notwithstanding the foregoing, spousal consent is not required for any hardship distribution that is scheduled to be distributed on or after the 90th day after the Participant has been furnished a summary of Section 6.02 that satisfies the requirements of 29 C.F.R. Section 2520.104(b)-3.”

8. By adding the following new paragraph to the end of Section 14.05 of the Plan, effective January 1, 2005:

“In-service distributions to M&E Participants are subject to the spousal consent requirements contained in Code Sections 401(a)(11) and 417. Notwithstanding the foregoing, spousal consent is not required for any in-service distribution that is scheduled to be distributed on or after the 90th day after the Participant has been furnished a summary of Section 6.02 that satisfies the requirements of 29 C.F.R. Section 2520.104(b)-3.”

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IN WITNESS WHEREOF, on behalf of the Committee, the undersigned Committee member has executed this amendment this 9th day of November 2004.

SKY FINANCIAL GROUP, INC.
BENEFIT PLANS COMMITTEE

By:	\s\ Donald A. Hileman
Donald A. Hileman
Its:	Senior Vice President - Finance